                          ANNUAL REPORT / MARCH 31 2001

                         AIM HIGH INCOME MUNICIPAL FUND


                                    [Artwork]


                                [AIM FUNDS LOGO]

                           -- Registered Trademark --

                                     Artwork

                      -------------------------------------

                            OASIS IN THE URBAN JUNGLE

                              BY JANE WOOSTER SCOTT

             ZOOS, AMUSEMENT PARKS AND SIMILAR ATTRACTIONS CAN BE A

              STIMULUS TO OTHER PROJECTS IN THE IMMEDIATE AREA. IN

               SELECTING SECURITIES FOR AIM HIGH INCOME MUNICIPAL

             FUND, WE LOOK FOR BONDS THAT ARE SUPPORTED WITH REVENUE

                GENERATED BY WELL-MANAGED PROJECTS THAT MAKE GOOD

                                 ECONOMIC SENSE.

                      -------------------------------------

For shareholders who seek a high level of current income exempt from federal taxes by investing in a diversified portfolio of fixed-income securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Income Municipal Fund's performance figures are historical, and they reflect fund expenses, reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to differing fees and expenses.
o   Had the advisor not absorbed expenses, returns would have been lower.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price.
o Investing in higher-yielding, lower-rated municipal bonds, commonly known as junk bonds, has a greater risk of price fluctuation and loss of principal and income than higher-rated general obligation municipal bonds and U.S. Treasury securities such as bills, notes and bonds for which the government guarantees repayment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                         AIM HIGH INCOME MUNICIPAL FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
[PHOTO OF           I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.           as AIM's chairman after a long, successful career in the
GRAHAM]             investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

CONTRASTING MARKETS
The year covered by this report illustrated well the advantages of a diversified investment portfolio. The stock market and certain segments of the bond market (particularly the high-yield sector) were rather unsettling for much of 2000, and uncertainty continued into the first quarter of 2001. By contrast, the municipal-bond market turned in very attractive returns. While the S&P 500 declined by 21.67% during the year ended March 31, 2001, the Lehman Municipal Bond Index returned 10.92%, driving home the importance of spreading your investments across different types of assets.

OUR DISCIPLINE
Regardless of market conditions, we at AIM continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds. Your fund's investment criteria are detailed in its prospectus, and you and your financial advisor decide whether a fund invested in that manner complements your other holdings and suits your long-term investment goals. We believe that relying on a professional financial advisor is always the wisest choice for investors, especially when various segments of the market perform so dissimilarly.

REASONS FOR OPTIMISM
The Federal Reserve Board lowered interest rates three times during the first quarter of 2001, and many expect more cuts in the months to come. While there is much concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has now reversed course, adding liquidity and lowering rates. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Declining interest rates also bode well for bonds, including municipal bonds.

YOUR FUND MANAGERS' COMMENTS
In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year ended March 31, 2001. We trust you will find their comments informative. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman


                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


MUNICIPAL BONDS STAND OUT IN TURBULENT MARKET ENVIRONMENT

STOCK-MARKET VOLATILITY MADE MUNICIPAL BONDS APPEALING TO MANY INVESTORS. HOW DID AIM HIGH INCOME MUNICIPAL FUND FARE?
While major stock market indexes plummeted during the fiscal year, municipal bonds (munis) posted positive returns--a trend that boosted the fund's performance. Excluding sales charges, total returns for the year ended March 31, 2001, were 5.12%, 4.44% and 4.43% for Class A, Class B and Class C shares, respectively.
    Simultaneously, munis continued to be an excellent source of income, generally exempt from federal taxes. At the close of the fiscal year, high-yield munis offered yields comparable to those of taxable U.S. Treasury securities. When the tax advantages of munis were taken into consideration, their yields were even more compelling.
    In conjunction with this trend, the fund continued to provide solid income, as shown by the chart below. During the reporting period, the fund's net assets grew from $63 million to $95 million.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
A sharply declining stock market and interest-rate cuts by the Federal Reserve Board (the Fed), which was increasingly concerned about the risk of recession, contributed to strong bond performance for the fiscal year.
    Stock market volatility prompted many investors to sell high-priced technology stocks and move assets into more reasonably valued stocks. It also caused other investors to abandon the stock market altogether and shift assets into bonds.
    In December 2000, the Fed changed its bias from tightening monetary policy to contain inflation to lowering interest rates to prevent a recession. In three moves in the first quarter of 2001, the Fed lowered the key federal funds rate from 6.5% to 5.0% in an effort to stimulate the economy. These Fed rate cuts, together with a continued U.S. Treasury bond buyback made possible by large federal budget surpluses, caused bond yields to decline and the price of outstanding issues to increase.

WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL BOND MARKET DURING THE YEAR?
New municipal-bond issuance totaled $240.4 billion in 2000, 8.9% lower than the $264.0 billion in 1999. Issuance was especially light early in 2000 when the Fed was raising interest rates. Later in 2000 and early in 2001, issuance increased as it became apparent that the Fed had finished raising interest rates. Issuance during the first quarter of 2001 totaled $57 billion, up sharply from the first quarter of 2000 when issuance totaled just $39 billion.
    During the fiscal year, munis with longer maturities outperformed those with shorter maturities by a fairly significant margin. Revenue bonds, which are supported with funds generated by various projects, slightly outperformed general obligation bonds, which are supported with tax dollars. For much of the reporting period, investment-grade munis outperformed their lower-rated, higher-yielding counterparts. However, toward the end of the period, investors were drawn to lower-rated munis because of their attractive yields. In the final quarter of the fiscal year, high-yield issues outperformed investment-grade munis. Among the better-performing sectors of the high-yield market were airlines, hotels/convention centers and paper companies.

WHAT CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO?
During the fiscal year, we lowered the fund's duration from 9.96 years to 8.21 years. Duration is an indicator of the sensitivity of a bond's value to changes in market interest rates. Funds with a shorter duration tend to be less sensitive to price fluctuations. The fund's relatively long duration has hurt its performance, but we believe it will be a positive factor in a falling interest-rate environment.
    We decreased the fund's exposure to hospital bonds, which underperformed because of issues involving reimbursement to health-care facilities. We remain optimistic about the long-term prospects for the hospital sector because of the aging of the population and its potential

================================================================================
FUND OFFERS ATTRACTIVE DISTRIBUTION RATE, YIELD
As of 3/31/01

                30-DAY               TAXABLE         30-DAY          TAXABLE
            DISTRIBUTION RATE       EQUIVALENT      SEC YIELD       EQUIVALENT
             AT MAXIMUM            DISTRIBUTION    AT MAXIMUM       30-DAY SEC
            OFFERING PRICE            RATE*       OFFERING PRICE      YIELD*
Class A        6.19%                  10.25%           6.10%          10.10%
-------------------------------------------------------------------------------
Class B        5.60                    9.27            5.63            9.32
-------------------------------------------------------------------------------
Class C        5.60                    9.27            5.63            9.32
-------------------------------------------------------------------------------

*Assumes highest marginal federal tax rate of 39.6%

HAD EXPENSES NOT BEEN ABSORBED, THE CLASS A YIELD WOULD HAVE BEEN 5.67%, THE CLASS B YIELD WOULD HAVE BEEN 5.18% AND THE CLASS C YIELD WOULD HAVE BEEN 5.18%. THE 30-DAY TAX-EQUIVALENT YIELDS WOULD HAVE BEEN 9.39% FOR CLASS A SHARES, 8.57% FOR CLASS B SHARES AND 8.57% FOR CLASS C SHARES.
================================================================================

          See important fund and index disclosures inside front cover.

                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 3/31/01, based on total net assets

=======================================================================================
TOP FIVE HOLDINGS
                                                                               % OF
                                                        Coupon    Maturity   PORTFOLIO
---------------------------------------------------------------------------------------
1. Overland Park, (City of) Development Corp.            7.38%    01/01/32      2.19

2. Onondaga (County of) Industrial Development Agency    7.00%    11/01/30      2.12

3. Beaver (County of) Industrial Development Authority   7.63%    05/01/25      1.79

4. Boulder (City of)                                     5.83%    01/01/22      1.72

5. Rockdale (County of) Development Authority            7.50%    01/01/26      1.61

=======================================================================================

                                  [PIE CHART]

                           CREDIT RATING OF HOLDINGS
                           -------------------------

                        BB                                  3.97%

                        BBB                                17.95%

                        A                                   4.16%

                        AAA                                 5.58%

                        NOT RATED                          68.34%

REVENUE BONDS               98.83%           GENERAL OBLIGATION      1.17%

NUMBER OF BOND HOLDINGS       146            AVERAGE MATURITY       21.87 YEARS

DURATION                     8.21 YEARS

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
================================================================================

impact on future demand. Also, Congress has proposed restoration of some spending cuts made to health-care institutions. At the close of the fiscal year, the fund had 146 longer-maturity holdings of which nearly 99% were revenue bonds.


WHAT WAS THE CREDIT QUALITY OF THE PORTFOLIO?
As of March 31, 2001, the fund had an average portfolio quality rating equivalent to BB. Non-rated securities, with an equivalent rating of BB based on an internal analysis by fund management, made up 68% of the fund's holdings. Over the fiscal year, we reduced the percentage of non-rated bonds in the portfolio to enhance liquidity. Bonds rated BB or better as measured by Standard & Poor's (S&P), a widely known credit-rating agency, made up approximately 32% of the portfolio. S&P ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the portfolio.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
Conditions appeared to be generally favorable for fixed-income investments, including high-yield municipal bonds. The stock market remained volatile as companies in various industries continued to announce earnings disappointments. The stock market's woes enhanced the potential attractiveness of bonds as an investment option. The economy was slowing, inflation was low and interest rates were falling. The Fed was leaning toward additional interest-rate cuts to prevent the economy from slipping into recession. Interest-rate reductions have historically been beneficial for the bond market, including municipal issues.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH INCOME MUNICIPAL FUND VS. BENCHMARK INDEX

1/2/98 - 3/31/01

in thousands

====================================================================================
          AIM High Income     AIM High Income    AIM High Income
          Municipal Fund,     Municipal Fund,    Municipal Fund,    Lehman Municipal
DATE      Class A Shares      Class B Shares     Class C Shares        Bond Index
------------------------------------------------------------------------------------
1/98          9524                10000             10000                10103.1
              9557                10024             10022                10103.1
              9591                10043             10051                10106.2
3/98          9623                10080             10078                10115.2
              9607                10047             10055                10069.5
              9746                10187             10184                10228.8
6/98          9818                10255             10252                10269.2
              9822                10263             10260                10294.9
              9983                10415             10412                10454
9/98          10086               10526             10523                10584.3
              10072               10495             10492                10584.1
              10107               10525             10522                10621.1
12/98         10123               10535             10532                10647.9
              10189               10597             10594                10774.5
              10145               10554             10552                10727.6
3/99          10201               10607             10604                10742.3
              10258               10650             10647                10769
              10244               10639             10636                10706.7
6/99          10117               10490             10487                10552.7
              10113               10480             10477                10591.1
              9932                10286             10283                10506.2
9/99          9835                10178             10175                10510.6
              9538                9864              9861                 10396.7
              9535                9864              9861                 10507.3
12/99         9352                9657              9665                 10428.9
              9178                9481              9479                 10383.5
              9260                9559              9556                 10504.2
3/00          9406                9703              9701                 10733.7
              9348                9626              9634                 10670.3
              9279                9559              9556                 10614.8
6/00          9417                9694              9702                 10896.1
              9534                9808              9804                 11047.7
              9530                9808              9804                 11217.9
9/00          9526                9797              9793                 11159.6
              9589                9855              9851                 11281.4
              9597                9855              9851                 11366.7
12/00         9705                9947              9955                 11647.5
              9735                9982              9979                 11763
              9800                10041             10038                11800.2
3/01          9887                10133             10131                11906

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
===================================================================================

AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/01 including sales charges
================================================================================
CLASS A SHARES
  Inception (1/2/98)              -0.35%
  1 Year                           0.18*
  *5.12% excluding sales charge

CLASS B SHARES
  Inception (1/2/98)              -0.39%
  1 Year                          -0.50**
  **4.44% excluding CDSC

CLASS C SHARES
  Inception (1/2/98)               0.40%
  1 Year                           3.45***
  ***4.43% excluding CDSC

For performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
================================================================================

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

ABOUT THIS CHART

This chart compares your fund to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 1/2/98-3/31/01. Index performance is for the period 12/31/98-3/31/01. It is important to understand differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Municipal Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.


                         AIM HIGH INCOME MUNICIPAL FUND

                        ANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.



  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                         AIM HIGH INCOME MUNICIPAL FUND

SCHEDULE OF INVESTMENTS
March 31, 2001

                                           PAR       MARKET
                                          (000)       VALUE
LONG-TERM MUNICIPAL OBLIGATIONS-95.45%

ARIZONA-0.97%

Pima (County of) Industrial Development
  Authority (Health Care Facilities);
  Series 2000 A RB
  8.25%, 11/15/22                         $  640   $   628,525
--------------------------------------------------------------
  8.50%, 11/15/32                            300       299,133
==============================================================
                                                       927,658
==============================================================

CALIFORNIA-1.59%

California (State of) Educational
  Facilities Authority (Fresno Pacific
  University); Series 2000 A RB
  6.75%, 03/01/19                          1,000     1,089,520
--------------------------------------------------------------
California (State of) Educational
  Facilities Authority (Keck Graduate
  Institute); Series 2000 RB
  6.75%, 06/01/30                            390       422,358
==============================================================
                                                     1,511,878
==============================================================

COLORADO-3.26%

Colorado (State of) Education & Cultural
  Facilities Authority (Academy Charter
  School Project); Series 2000 RB
  7.13%, 12/15/30                            500       500,850
--------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Portercare Adventist
  Health); Hospital Series 2001 RB
  6.50%, 11/15/31                            500       493,415
--------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Volunteers of America);
  Health and Residential Care Facilities
  Series 1999 A RB
  6.00%, 07/01/29                            850       696,881
--------------------------------------------------------------
Saddle Rock (City of) South Metropolitan
  District No.2 (Mill Levy Obligation);
  Limited Tax Series 2000 GO
  7.20%, 12/01/19                            650       662,389
--------------------------------------------------------------
St. Vincent General Hospital District;
  Series 1999 RB
  6.00%, 12/01/19                            885       758,188
==============================================================
                                                     3,111,723
==============================================================

CONNECTICUT-0.47%

Connecticut (State of) Development
  Authority (Watson Foods Co., Inc.
  Project); Series 1998 IDR
  5.90%, 06/01/28(a)                         520       446,914
==============================================================

DISTRICT OF COLUMBIA-0.79%

District of Columbia (Tobacco Settlement
  Financing Corp.); Revenue Asset Backed
  Bond Series 2001 RB
  6.50%, 05/15/33                            750       753,975
==============================================================

FLORIDA-6.70%

Fishhawk (District of) Community
  Development; Special Assessment Series
  1996 RB
  7.63%, 05/01/18                            975     1,043,747
--------------------------------------------------------------
Lexington Oaks (District of) Community
  Development; Special Assessment Series
  2000 B RB
  6.70%, 05/01/07                            750       762,645
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
FLORIDA-(CONTINUED)

Orange (County of) Housing Finance
  Authority (Brentwood Park Apartments
  Project); Multifamily Housing Series
  1998 G RB
  6.40%, 07/01/32                         $1,490   $ 1,411,164
--------------------------------------------------------------
Orange (County of) Housing Finance
  Authority (Palm West Apartments
  Project); Multifamily Housing Series
  1999 B RB
  6.50%, 03/01/34                          1,000       931,080
--------------------------------------------------------------
Poinciana (District of) Community
  Development; Special Assessment Series
  2000 A RB
  7.13%, 05/01/31                          1,000     1,030,550
--------------------------------------------------------------
Sumter (County of) Industrial
  Development Authority (Wecare Nursing
  Center Project); Health Care
  Facilities Series 1999 A RB
  6.75%, 04/01/29                          1,405     1,211,250
==============================================================
                                                     6,390,436
==============================================================

GEORGIA-3.38%

Fulton (County of) Housing Authority
  (Azalea Manor Project); Multifamily
  Housing Series 1998 RB
  6.50%, 02/01/28                            780       745,672
--------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project);
  Multifamily Housing Series 1998 RB
  6.40%, 02/01/19                            755       728,499
--------------------------------------------------------------
  6.50%, 02/01/28                            225       215,098
--------------------------------------------------------------
Rockdale (County of) Development
  Authority (Visy Paper, Inc. Project);
  Solid Waste Disposal Series 1993 IDR
  7.50%, 01/01/26(a)                       1,500     1,532,370
==============================================================
                                                     3,221,639
==============================================================

ILLINOIS-4.27%

Crestwood (City of); Tax Increment
  Revenue Refunding Non-Qualified Bonds
  7.25%, 12/01/08                            100       105,475
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bethesda Home &
  Retirement); Series 1999 A RB
  6.25%, 09/01/14                            500       488,710
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bohemian-Tabor Hills);
  Refunding Series 1998 A RB
  5.90%, 11/15/24                            775       637,151
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lifelink Corp. Obligation
  Group); Refunding Series 1998 RB
  5.70%, 02/15/24                            850       677,535
--------------------------------------------------------------
  5.85%, 02/15/20                            350       292,456
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Swedish American Hospital);
  Series 2000 RB
  6.88%, 11/15/30                            700       733,439
--------------------------------------------------------------
Round Lake Beach (City of); Tax
  Increment Refunding Series 1993 RB
  7.50%, 12/01/13                          1,000     1,038,780
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
ILLINOIS-(CONTINUED)

Saint Charles (City of) (Tri-City Center
  Associates Limited Project); Series
  1993 IDR (LOC-Old Kent Bank)
  7.50%, 11/01/13                         $  100   $   100,874
==============================================================
                                                     4,074,420
==============================================================

IOWA-0.11%

Iowa (State of) Finance Authority (Park
  West Housing Project); Multifamily
  Refunding Series 1993 RB
  8.00%, 10/01/23                            100       101,076
==============================================================

KANSAS-3.48%

Hutchinson (City of) Health Care
  Facilities (Wesley Towers Inc.);
  Refunding & Improvement Series 1999 A
  RB
  6.25%, 11/15/19                            750       657,322
--------------------------------------------------------------
Lawrence (City of) Commercial
  Development (Holiday Inn Project);
  Senior Refunding Series 1997 A IDR
  8.00%, 07/01/16                             40        41,604
--------------------------------------------------------------
Olathe (City of) Senior Living
  Facilities (Aberdeen Village Inc.);
  Series 2000 A RB
  7.00%, 05/15/20                            200       201,558
--------------------------------------------------------------
  7.50%, 05/15/24                            330       331,719
--------------------------------------------------------------
Overland Park (City of) Development
  Corp. (First Tier-Overland Park);
  Series 2001 A RB
  7.38%, 01/01/32                          2,000     2,088,900
==============================================================
                                                     3,321,103
==============================================================

KENTUCKY-2.55%

Jefferson (County of) Health Facilities
  (Beverly Enterprises Inc. Project);
  Refunding Series 1999 B RB
  5.88%, 08/01/07                            675       655,142
--------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 A RB
  7.13%, 02/01/21(a)                         750       773,655
--------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 B RB
  7.25%, 02/01/22                            500       516,305
--------------------------------------------------------------
Newport (City of) Public Properties
  Corp. (Public Parking & Plaza); First
  Mortgage Series 2000 A-1 RB
  8.50%, 01/01/27                            500       490,075
==============================================================
                                                     2,435,177
==============================================================

MARYLAND-1.91%

Howard (County of); Retirement Community
  Series 2000 A RB
  7.88%, 05/15/21                            780       757,341
--------------------------------------------------------------
Maryland (State of) Health & Higher
  Education Facilities Authority
  (University of Maryland Medical
  System); Series 2000 RB
  6.75%, 07/01/30                          1,000     1,061,360
==============================================================
                                                     1,818,701
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

MASSACHUSETTS-2.27%

Massachusetts (State of) Development
  Financing Agency (Briarwood); Series
  2001 B RB
  7.88%, 12/01/15                         $1,000   $ 1,005,190
--------------------------------------------------------------
  7.50%, 12/01/16                            500       483,000
--------------------------------------------------------------
Massachusetts (State of) Health &
  Educational Facilities Authority
  (Christopher House); Refunding Series
  1999 A RB
  6.88%, 01/01/29                            750       677,033
==============================================================
                                                     2,165,223
==============================================================

MICHIGAN-2.43%

Garden City (City of) Hospital Finance
  Authority (Garden City Hospital Osteo
  Group); Hospital Refunding Series 1998
  A RB
  5.75%, 09/01/17                          1,500     1,088,895
--------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System
  Inc.); Refunding Series 1999 RB
  5.88%, 10/01/16                            920       782,083
--------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited Tax Series GO
  6.00%, 05/15/18                            500       450,510
==============================================================
                                                     2,321,488
==============================================================

MINNESOTA-4.67%

Glencoe (City of) Health Care Facility
  (Glencoe Regional Health Services
  Project); Series 2001 RB
  7.40%, 04/01/21                            250       250,000
--------------------------------------------------------------
  7.50%, 04/01/31                            500       500,000
--------------------------------------------------------------
Little Falls (City of) Senior Housing
  (Bridgeway Estates Project); Series
  2000 RB
  7.50%, 11/01/35                            755       757,227
--------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Ebenezer Society Project);
  Series 1993 A RB
  7.00%, 07/01/12                            100        97,024
--------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Shelter Care Foundation);
  Series 1999 A RB
  6.00%, 04/01/10                          1,000       924,920
--------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing
  Development Project); Multifamily
  Refunding Series 1998 A RB
  6.00%, 06/01/18                            500       437,340
--------------------------------------------------------------
Richfield (City of); Senior Housing
  Series 2000 A RB
  6.75%, 02/01/14                            300       306,318
--------------------------------------------------------------
  7.38%, 02/01/19                            435       436,866
--------------------------------------------------------------
St. Paul (City of) Port Authority and
  Hotel Facilities (Radisson Kellogg
  Project); Series 1999 2 RB
  7.38%, 08/01/29                            750       744,518
==============================================================
                                                     4,454,213
==============================================================

MISSISSIPPI-0.27%

Ridgeland (City of) Urban Renewal (The
  Orchard Limited Project); Refunding
  Series 1993 A RB
  7.75%, 12/01/15                            250       259,205
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

MISSOURI-3.48%

Fenton (City of) Tax Increment
  (Dierbergs Project); Refunding &
  Improvement Series 2000 RB
  7.25%, 10/01/21                         $1,300   $ 1,311,973
--------------------------------------------------------------
Fenton (City of) Tax Increment (Gravois
  Bluffs Project); Refunding &
  Improvement Series 2001 RB
  7.00%, 10/01/21                          1,050     1,058,652
--------------------------------------------------------------
St. Louis (City of) Airport; Series 2000
  RB
  6.00%, 01/01/08                            500       522,745
--------------------------------------------------------------
Valley Park (City of) Industrial
  Development Authority (Cape Albeon
  Project); Senior Housing Series 1998
  RB
  6.15%, 12/01/33                            500       427,650
==============================================================
                                                     3,321,020
==============================================================

NEVADA-2.81%

Boulder (City of) (Boulder City Hospital
  Inc.); Refunding Hospital Series 1998
  RB
  5.85%, 01/01/22                          2,000     1,638,940
--------------------------------------------------------------
Clark (County of) (Nevada Power Company
  Project); Series 1992 C IDR
  7.20%, 10/01/22                          1,000     1,038,820
==============================================================
                                                     2,677,760
==============================================================

NEW HAMPSHIRE-1.18%

New Hampshire (State of) Business
  Financial Authority (Alice Peck Day
  Health System); Series 1999 A RB
  6.88%, 10/01/19                          1,050       983,913
--------------------------------------------------------------
New Hampshire (State of) Higher
  Educational and Health Facilities
  Authority (Daniel Webster College);
  Series 1994 RB
  7.63%, 07/01/04(b)(c)                      100       112,212
--------------------------------------------------------------
New Hampshire (State of) Higher
  Educational and Health Facilities
  Authority (Franklin Pierce College);
  Series 1994 RB
  6.00%, 10/01/18                             30        28,133
==============================================================
                                                     1,124,258
==============================================================

NEW JERSEY-6.46%

New Jersey (State of) Economic
  Development Authority (Continental
  Airlines Inc. Project); Special
  Facilities Series 1999 RB
  6.25%, 09/15/19(a)                         400       384,348
--------------------------------------------------------------
New Jersey (State of) Economic
  Development Authority (Continental
  Airlines Inc. Project); Special
  Facilities Series 2000 RB
  7.00%, 11/15/30(a)                         500       512,175
--------------------------------------------------------------
  7.20%, 11/15/30(a)                         425       442,268
--------------------------------------------------------------
New Jersey (State of) Economic
  Development Authority (Continental
  Airlines, Inc. Project); Special
  Facilities Series 1999 RB
  6.25%, 09/15/29(a)                         750       703,710
--------------------------------------------------------------
  6.40%, 09/15/23(a)                       1,160     1,119,180
--------------------------------------------------------------
New Jersey (State of) Economic
  Development Authority (Hamilton
  Continued Care); First Mortgage Series
  2000 A RB
  8.35%, 11/01/30                          1,000       987,990
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
NEW JERSEY-(CONTINUED)

New Jersey (State of) Educational
  Facilities Authority (Beth Medrash
  Govohoa America); Series 2000 G RB
  6.38%, 07/01/20                         $  605   $   614,238
--------------------------------------------------------------
New Jersey (State of) Health Care
  Facilities Financing Authority
  (Raritan Bay Medical Center); Series
  1994 RB
  7.25%, 07/01/14                            750       709,965
--------------------------------------------------------------
  7.25%, 07/01/27                            750       688,140
==============================================================
                                                     6,162,014
==============================================================

NEW YORK-7.92%

Monroe (County of) Industrial
  Development Agency (Woodland Village
  Project); Civic Facilities Series 2000
  RB
  8.55%, 11/15/32                          1,000       999,290
--------------------------------------------------------------
New York (City of) Industrial
  Development Agency (Polytechnic
  University Project); Civic Facilities
  Series 2000 RB
  6.13%, 11/01/30                            500       523,305
--------------------------------------------------------------
New York (State of) Industrial
  Development Agency (Field Hotel
  Associates LP); Refunding Series 1998
  IDR
  5.80%, 11/01/13                            475       431,300
--------------------------------------------------------------
  6.00%, 11/01/28                            500       435,965
--------------------------------------------------------------
New York (State of) Industrial
  Development Agency (Marymount
  Manhattan College Project); Civic
  Facilities Series 1993 RB
  7.00%, 07/01/03(b)(c)                      150       162,666
--------------------------------------------------------------
Onondaga (County of) Industrial
  Development Agency (Solvay Paperboard
  LLC Project); Solid Waste Disposal
  Facilities Refunding Series 1998 IDR
  7.00%, 11/01/30(a)                       2,000     2,017,880
--------------------------------------------------------------
Suffolk (County of) Industrial
  Development Agency (Spellman High
  Voltage Facility); Series 1997 A IDR
  6.38%, 12/01/17(a)                         350       326,228
--------------------------------------------------------------
Syracuse (City of) Industrial
  Development Agency (Jewish Home);
  First Mortgage Series 2001 A IDR
  7.38%, 03/01/21                            350       349,426
--------------------------------------------------------------
  7.38%, 03/01/31                            500       493,070
--------------------------------------------------------------
Westchester (County of) Industrial
  Development Agency (Hebrew Hospital
  Senior Housing Inc.); Continuing Care
  Retirement Series 2000 A RB
  7.00%, 07/01/21                            600       583,176
--------------------------------------------------------------
  7.38%, 07/01/30                            500       500,255
--------------------------------------------------------------
Yonkers (City of) Industrial Development
  Agency (St. Johns Riverside Hospital
  Project); Civic Facilities Series 2001
  A RB
  7.13%, 07/01/31                            720       726,811
==============================================================
                                                     7,549,372
==============================================================

NORTH DAKOTA-0.38%

Grand Forks (City of) Senior Housing
  (4000 Valley Square Project); Special
  Term Series 1997 RB
  6.38%, 12/01/34                            500       364,015
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

OHIO-4.88%

Belmont (County of) Health Systems (East
  Ohio Regional Hospital); Refunding &
  Improvement Series 1998 RB
  5.80%, 01/01/18                         $  800   $   624,232
--------------------------------------------------------------
Cuyahoga (County of) Hospital Facility
  (Canton Inc. Project); Series 2000 RB
  7.50%, 01/01/03                            750       793,748
--------------------------------------------------------------
Fairfield (City of) Economic Development
  (Beverly Enterprises Inc. Project);
  Refunding Series 1992 RB
  8.50%, 01/01/03                             70        71,368
--------------------------------------------------------------
Franklin (County of) Health Care
  Facility (Ohio Presbyterian); Series
  2001 A RB
  7.13%, 07/01/29                            500       492,515
--------------------------------------------------------------
Lucas (County of) Health Care Facility
  (Sunset Retirement Nursing Home);
  Refunding & Improvement Series 2000 A
  RB
  6.50%, 08/15/20                            500       493,185
--------------------------------------------------------------
  6.55%, 08/15/24                            500       492,310
--------------------------------------------------------------
Madison (County of) (Madison County
  Hospital Project); Hospital
  Improvement Refunding Series 1998 RB
  6.25%, 08/01/18                            940       824,455
--------------------------------------------------------------
  6.40%, 08/01/28                          1,000       861,510
--------------------------------------------------------------
Ohio (State of) (CSC Limited Project);
  Solid Waste Series 1997 RB
  8.50%, 08/01/22(d)                         290            29
==============================================================
                                                     4,653,352
==============================================================

OREGON-0.55%

Oregon (State of) Health Housing
  Educational & Cultural Facilities
  Authority (Linfield College Project);
  Series 2000 A RB
  6.63%, 10/01/20                            500       525,215
==============================================================

PENNSYLVANIA-14.22%

Allegheny (County of) Hospital
  Development Authority (Covenant at
  South Hills); Series 2001 A RB
  8.63%, 02/01/21                            500       499,195
--------------------------------------------------------------
  8.75%, 02/01/31                            500       500,260
--------------------------------------------------------------
Allegheny (County of) Hospital
  Development Authority (Villa St.
  Joseph of Baden); Health Care
  Facilities Series 1998 RB
  6.00%, 08/15/28                          1,000       821,590
--------------------------------------------------------------
Beaver (County of) Industrial
  Development Authority (Cleveland
  Electric Project); Refunding Series
  1995 PCR
  7.63%, 05/01/25                          1,600     1,708,096
--------------------------------------------------------------
Chartiers Valley (City of) Industrial &
  Commercial Development Authority
  (Asbury Health Center); First Mortgage
  Refunding Series 1999 RB
  6.38%, 12/01/19                          1,000       894,250
--------------------------------------------------------------
Clarian (County of) Industrial
  Development Authority (Beverly
  Enterprises Inc. Project); Health
  Facilities Refunding Series 2001 RB
  7.38%, 12/01/08                            500       503,260
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community);
  Senior Living Facilities Series 1999
  RB
  6.25%, 08/15/29                         $  750   $   684,398
--------------------------------------------------------------
Cumberland (County of) Industrial
  Development Authority (Woods Cedar
  Run); First Mortgage Refunding Series
  1998 A RB
  6.50%, 11/01/18                          1,000       884,460
--------------------------------------------------------------
Lancaster (County of) Hospital Authority
  (Saint Anne's Home Health Center);
  Series 1999 RB
  6.63%, 04/01/28                          1,000       942,120
--------------------------------------------------------------
Lancaster (County of) Industrial
  Development Authority (Garden Sport
  Village Project); Series 2000 A RB
  7.60%, 05/01/22                            250       252,513
--------------------------------------------------------------
  7.63%, 05/01/31                            500       505,975
--------------------------------------------------------------
Montgomery (County of) Higher Education
  & Health Authority (Philadelphia
  Geriatric Center); Series 1999 A RB
  7.38%, 12/01/30                          1,340     1,276,095
--------------------------------------------------------------
Montgomery (County of) Higher Education
  & Health Authority (Temple Continuing
  Care Center); Series 1999 RB
  6.63%, 07/01/19                          1,250     1,123,175
--------------------------------------------------------------
  6.75%, 07/01/29                            460       407,735
--------------------------------------------------------------
North Penn (City of) Health Hospital and
  Education Authority (Maple Village
  Project); Hospital Series 2000 A RB
  7.80%, 10/01/24                            250       246,560
--------------------------------------------------------------
  8.00%, 10/01/32                            800       778,960
--------------------------------------------------------------
Pennsylvania (State of) Higher Education
  Facilities Authority (Student
  Association Inc. Project); Student
  Housing Series 2000 A RB
  6.75%, 09/01/20                            500       509,920
--------------------------------------------------------------
  6.75%, 09/01/32                            325       328,838
--------------------------------------------------------------
Philadelphia (City of) Authority For
  Industrial Development (US Airways
  Inc. Project); Special Facilities
  Series 2000 RB
  7.50%, 05/01/10(a)                         220       222,154
--------------------------------------------------------------
Philadelphia (City of) Hospital & Higher
  Education Facilities Authority
  (Chestnut Hill College); Series 1999
  RB
  6.00%, 10/01/29                            500       464,400
==============================================================
                                                    13,553,954
==============================================================

SOUTH CAROLINA-1.89%

South Carolina (State of) Jobs and
  Economic Development Authority
  (Palmetto Health Alliance); Hospital
  Facilities Improvement Series 2000 A
  RB
  7.38%, 12/15/21                            800       810,816
--------------------------------------------------------------
South Carolina (State of) Jobs and
  Economic Development Authority
  (Westley Commons Project); Health
  Facilities First Mortgage Series 2000
  RB
  7.75%, 10/01/15                            700       693,105
--------------------------------------------------------------
  8.00%, 10/01/31                            300       296,457
==============================================================
                                                     1,800,378
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

TEXAS-7.51%

Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities Series 1998 A RB
  5.88%, 11/15/18                         $1,000   $   848,470
--------------------------------------------------------------
Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities Series 1999 RB
  5.88%, 11/15/18                            450       379,089
--------------------------------------------------------------
  6.00%, 11/15/29                            550       448,927
--------------------------------------------------------------
Atlanta (City of) Hospital Authority;
  Hospital Facility Series 1999 RB
  6.70%, 08/01/19                            500       458,565
--------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series 1998 A RB
  7.25%, 05/01/16                            200       202,900
--------------------------------------------------------------
Matagorda (County of) NAV District #1
  (Reliant Energy Project); Refunding
  Series 1999 B IDR
  5.95%, 05/01/30(a)                         500       476,130
--------------------------------------------------------------
Meadow Parc Development Inc. (Meadow
  Parc Apartments Project); Multifamily
  Housing Series 1998 RB
  6.50%, 12/01/30                          1,000       942,460
--------------------------------------------------------------
Midlothian (City of) Development
  Authority; Tax Increment Contract
  Series 2001 RB
  7.88%, 11/15/26                          1,000       989,010
--------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Baylor/ Richardson Medical Center);
  Hospital Refunding and Improvement
  Series 1993 RB
  6.75%, 12/01/23                          1,000       998,730
--------------------------------------------------------------
Texas (State of) Gulf Coast Waste
  Disposable Authority (Valero Energy
  Corp. Project); Waste Disposal Series
  2001 RB
  6.65%, 04/01/32(a)                         400       401,852
--------------------------------------------------------------
Woodhill Public Facilities Corp.
  (Woodhill Apartments Project);
  Multifamily Housing Series 1999 RB
  7.50%, 12/01/29                          1,000     1,012,280
==============================================================
                                                     7,158,413
==============================================================

VERMONT-0.89%

Vermont (State of) Education & Health
  Buildings Financing Agency (Copley
  Manor Project); Health Care Facilities
  Series 1999 RB
  6.25%, 04/01/29                          1,000       846,380
==============================================================

VIRGINIA-2.42%

Hampton (City of) Redevelopment and
  Housing Authority (Olde Hampton Hotel
  Association); First Mortgage Refunding
  Series 1998 A RB
  6.50%, 07/01/16                            500       474,210
--------------------------------------------------------------
Newport News (City of) Redevelopment and
  Housing Authority (Residential
  Rental -- St. Michaels); Multifamily
  Housing Series 1998 RB
  7.63%, 11/01/18                            985       886,333
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
VIRGINIA-(CONTINUED)

Virginia Beach (City of) Development
  Authority (Beverly Inc. Project);
  Industrial Development Refunding
  Series 2000 RB
  7.00%, 04/01/10                         $  940   $   941,974
==============================================================
                                                     2,302,517
==============================================================

WISCONSIN-1.74%

Wisconsin (State of) Health &
  Educational Facilities Authority
  (Oakwood Village Project); Series 2000
  A RB
  7.63%, 08/15/30                          1,000       979,690
--------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority (FH
  Healthcare Development Inc. Project);
  Series 1999 RB
  6.25%, 11/15/20                            750       675,769
==============================================================
                                                     1,655,459
==============================================================
Total Long-Term Municipal Obligations
  (Cost $94,356,448)                                91,008,936
==============================================================

SHORT-TERM MUNICIPAL
  OBLIGATIONS-5.34%(e)

FLORIDA-1.04%

Florida (State of) Capital Trust Agency;
  Multifamily Housing VRD Series 1999-B
  RB
  3.60%, 12/01/32 (Acquired 01/31/01;
  Cost $361,000)(f)                          361       361,000
--------------------------------------------------------------
Orange (County of) Health Facilities
  Authority (Presbyterian Retirement
  Project); VRD Series 1998 RB (LOC-Bank
  of America N.A.)
  3.60%, 11/01/28                            630       630,000
==============================================================
                                                       991,000
==============================================================

GEORGIA-0.24%

De Kalb (City of) Private Hospital
  Authority (Egleston Childrens
  Hospital); VRD Hospital Series 1994 A
  RAC (LOC-Suntrust Bank, Atlanta)
  3.45%, 03/01/24                            231       231,000
==============================================================

ILLINOIS-1.54%

Illinois (State of) Development
  Financial Authority (American College
  of Surgeons Project); VRD Series 1996
  RB (LOC-Northern Trust Company)
  3.60%, 08/01/26                          1,275     1,275,000
--------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority; Revolving Fund Pooled VRD
  Series 1985 D RB (LOC-Bank One
  Illinois N.A.)
  3.55%, 08/01/15                            198       198,000
==============================================================
                                                     1,473,000
==============================================================

INDIANA-2.32%

Indiana (State of) Health Facility
  Financing Authority (Community
  Hospital Project); VRD Series 2000 A
  RB (LOC-Bank of America)
  3.55%, 07/01/28                          2,210     2,210,000
==============================================================

OHIO-0.13%

Hamilton (County of) Hospital Facilities
  (Health Alliance); VRD Series 1997 E
  RB
  3.40%, 01/01/18(g)                         122       122,000
==============================================================

                                           PAR       MARKET
                                          (000)       VALUE

TEXAS-0.07%

Bexar (County of) Housing Finance
  Authority (Fountainhead Apartments);
  Multifamily Refunding VRD Series 1996
  RB
  3.45%, 09/15/26                         $   67   $    67,000
==============================================================
Total Short-Term Municipal Obligations
  (Cost $5,094,000)                                  5,094,000
==============================================================
TOTAL INVESTMENTS-100.79% (Cost $99,450,448)(h)     96,102,936
==============================================================
OTHER ASSETS LESS LIABILITIES-(0.79%)                 (755,493)
==============================================================
NET ASSETS-100.00%                                 $95,347,443
______________________________________________________________
==============================================================

Investment Abbreviations:

GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RAC  - Revenue Anticipation Certificates
RB   - Revenue Bonds
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a)  Security subject to the alternative minimum tax.
(b)  Secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on 03/31/01.
(f) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 03/31/01 represented 0.38% of the Fund's net assets.
(g) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(h)  Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:

Investments, at market value (cost $99,450,448)  $96,102,936
------------------------------------------------------------
Receivables for:
  Investments sold                                    95,000
------------------------------------------------------------
  Fund shares sold                                   342,175
------------------------------------------------------------
  Interest                                         1,883,764
------------------------------------------------------------
Investment for deferred compensation plan             16,422
------------------------------------------------------------
Other assets                                          17,868
============================================================
    Total assets                                  98,458,165
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,585,739
------------------------------------------------------------
  Fund shares reacquired                             124,459
------------------------------------------------------------
  Dividends                                          267,052
------------------------------------------------------------
  Deferred compensation plan                          16,422
------------------------------------------------------------
Accrued advisory fees                                    699
------------------------------------------------------------
Accrued administrative services fees                   8,082
------------------------------------------------------------
Accrued distribution fees                             74,920
------------------------------------------------------------
Accrued trustees' fees                                   580
------------------------------------------------------------
Accrued transfer agent fees                            2,763
------------------------------------------------------------
Accrued operating expenses                            30,006
============================================================
    Total liabilities                              3,110,722
============================================================
Net assets applicable to shares outstanding      $95,347,443
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $62,820,426
____________________________________________________________
============================================================
Class B                                          $25,730,273
____________________________________________________________
============================================================
Class C                                          $ 6,796,744
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            7,309,013
____________________________________________________________
============================================================
Class B                                            2,990,127
____________________________________________________________
============================================================
Class C                                              789,849
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      8.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.59 divided by
      95.25%)                                    $      9.02
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      8.61
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      8.61
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended March 31, 2001

INVESTMENT INCOME:

Interest                                         $ 5,105,852
============================================================

EXPENSES:

Advisory fees                                        452,004
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                         4,193
------------------------------------------------------------
Distribution fees -- Class A                         119,071
------------------------------------------------------------
Distribution fees -- Class B                         228,148
------------------------------------------------------------
Distribution fees -- Class C                          48,906
------------------------------------------------------------
Transfer agent fees                                   33,003
------------------------------------------------------------
Registration and filing fees                          62,471
------------------------------------------------------------
Trustees' fees                                         8,489
------------------------------------------------------------
Other                                                 81,726
============================================================
    Total expenses                                 1,088,011
============================================================
Less: Fee waivers and reimbursements                (463,794)
============================================================
    Expenses paid indirectly                          (1,429)
============================================================
    Net expenses                                     622,788
============================================================
Net investment income                              4,483,064
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (3,192,523)
============================================================
Change in net unrealized appreciation of
  investment securities                            2,558,954
============================================================
Net gain (loss) from investment securities          (633,569)
============================================================
Net increase in net assets resulting from
  operations                                     $ 3,849,495
____________________________________________________________
============================================================

See Notes to Financial Statements.
 12

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income                                       $  4,483,064    $ 3,808,319
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (3,192,523)    (3,732,037)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        2,558,954     (5,956,529)
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 3,849,495     (5,880,247)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (3,090,333)    (2,644,268)
-----------------------------------------------------------------------------------------
  Class B                                                       (1,280,944)      (924,064)
-----------------------------------------------------------------------------------------
  Class C                                                         (273,602)      (215,599)
-----------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                           (6,796)            --
-----------------------------------------------------------------------------------------
  Class B                                                           (3,264)            --
-----------------------------------------------------------------------------------------
  Class C                                                             (700)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       24,659,023     (4,438,767)
-----------------------------------------------------------------------------------------
  Class B                                                        5,708,561      8,998,851
-----------------------------------------------------------------------------------------
  Class C                                                        2,742,674      1,710,760
=========================================================================================
    Net increase (decrease) in net assets                       32,304,114     (3,393,334)
=========================================================================================

NET ASSETS:

  Beginning of year                                             63,043,329     66,436,663
=========================================================================================
  End of year                                                 $ 95,347,443    $63,043,329
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $105,741,417    $72,624,428
-----------------------------------------------------------------------------------------
  Undistributed net investment income                             (110,507)        68,799
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (6,935,955)    (3,743,432)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (3,347,512)    (5,906,466)
=========================================================================================
                                                              $ 95,347,443    $63,043,329
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

     The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 90% of the Fund's investment portfolio at the end of the period.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On March 31, 2001 undistributed net investment income was decreased by $6,731 and shares of beneficial interest was increased by $6,731 as a result of differing book/tax adjustments due to reclassification of non-deductible organizational expenses and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends", as defined in the Internal Revenue Code.

     The Fund has a capital loss carryforward of $4,565,705 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

F. Bond Premiums -- It has been the policy of the Fund to amortize market premiums on bonds, but not to amortize market discounts on bonds for financial statement reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                   ANNUAL RATE
----------                                   -----------
First $500 million                              0.60%
--------------------------------------------------------
Over $500 million up to and including $1
  billion                                       0.55%
--------------------------------------------------------
Over $1 billion up to and including $1.5
  billion                                       0.50%
--------------------------------------------------------
Over $1.5 billion                               0.45%
________________________________________________________
========================================================

  During the year ended March 31, 2001, AIM waived fees and reimbursed expenses of $463,794.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2001, AFS was paid $19,797 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended March 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $119,071, $228,148 and $48,906, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $62,365 from sales of the Class A shares of the Fund during the year ended March 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended March 31, 2001, AIM Distributors received $9,511 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the year ended March 31, 2001, the Fund paid legal fees of $4,540 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended March 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,429 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,429.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2001 was $44,043,348 and $10,973,760, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 1,374,911
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,722,423)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(3,347,512)
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2001 and 2000 were as follows:

                                                                        2001                          2000
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                              ----------    -----------    ----------    ------------
Sold:
  Class A                                                      3,718,805    $31,879,509     2,912,871    $ 27,305,711
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,501,090     12,898,072     1,583,616      14,795,377
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        672,004      5,765,277       349,542       3,330,532
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        175,324      1,502,755       161,117       1,500,788
---------------------------------------------------------------------------------------------------------------------
  Class B                                                         66,246        568,270        53,062         488,068
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         18,201        156,143        14,157         130,348
=====================================================================================================================
Reacquired:
  Class A                                                     (1,015,267)    (8,723,241)   (3,579,016)    (33,245,266)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (904,478)    (7,757,781)     (689,244)     (6,284,594)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (370,320)    (3,178,746)     (194,287)     (1,750,120)
=====================================================================================================================
                                                               3,861,605    $33,110,258       611,818    $  6,270,844
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                                               JANUARY 2, 1998
                                                                                               (DATE OPERATIONS
                                                                  YEAR ENDED MARCH 31,          COMMENCED) TO
                                                              -----------------------------       MARCH 31,
                                                               2001       2000       1999            1998
                                                              -------    -------    -------    ----------------
Net asset value, beginning of period                          $  8.72    $ 10.04    $  9.99        $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.54       0.56       0.54           0.11
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.11)     (1.32)      0.05          (0.01)
===============================================================================================================
    Total from investment operations                             0.43      (0.76)      0.59           0.10
===============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.56)     (0.56)     (0.54)         (0.11)
===============================================================================================================
Net asset value, end of period                                $  8.59    $  8.72    $ 10.04        $  9.99
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(a)                                                  5.12%     (7.79)%     6.01%          1.04%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $62,820    $38,645    $49,570        $17,787
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursement                  0.55%(b)   0.50%      0.29%          0.25%(c)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursement               1.17%(b)   1.28%      1.29%          1.65%(c)
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of net investment income to average net assets             6.23%(b)   5.95%      5.41%          4.80%(c)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            15%        51%        30%            21%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $47,628,499.
(c)  Annualized.

                                                                                   CLASS B
                                                              -------------------------------------------------
                                                                                               JANUARY 2, 1998
                                                                                               (DATE OPERATIONS
                                                                  YEAR ENDED MARCH 31,          COMMENCED) TO
                                                              -----------------------------       MARCH 31,
                                                               2001       2000       1999            1998
                                                              -------    -------    -------    ----------------
Net asset value, beginning of period                          $  8.72    $ 10.04    $  9.99         $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.47       0.48       0.47           0.09
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.10)     (1.32)      0.04          (0.01)
===============================================================================================================
    Total from investment operations                             0.37      (0.84)      0.51           0.08
===============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.48)     (0.48)     (0.46)         (0.09)
===============================================================================================================
Net asset value, end of period                                $  8.61    $  8.72    $ 10.04         $ 9.99
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(a)                                                  4.44%     (8.54)%     5.23%          0.81%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $25,730    $20,298    $13,850         $2,699
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursement                  1.30%(b)   1.26%      1.04%          1.00%(c)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursement               1.92%(b)   2.04%      2.04%          2.44%(c)
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of net investment income to average net assets             5.48%(b)   5.19%      4.66%          4.05%(c)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            15%        51%        30%            21%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $22,814,800.
(c)  Annualized.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                            JANUARY 2, 1998
                                                                                            (DATE OPERATIONS
                                                                 YEAR ENDED MARCH 31,        COMMENCED) TO
                                                              --------------------------       MARCH 31,
                                                               2001      2000      1999           1998
                                                              ------    ------    ------    ----------------
Net asset value, beginning of period                          $ 8.72    $10.04    $ 9.99         $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.47      0.48      0.47           0.09
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.10)    (1.32)     0.04          (0.01)
============================================================================================================
    Total from investment operations                            0.37     (0.84)     0.51           0.08
============================================================================================================
Less distributions:
  Dividends from net investment income                         (0.48)    (0.48)    (0.46)         (0.09)
____________________________________________________________________________________________________________
============================================================================================================
Net asset value, end of period                                $ 8.61    $ 8.72    $10.04         $ 9.99
____________________________________________________________________________________________________________
============================================================================================================
Total return(a)                                                 4.43%    (8.54)%    5.23%          0.79%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,797    $4,100    $3,017         $  738
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursement                 1.30%(b)  1.26%     1.04%          1.00%(c)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursement              1.92%(b)  2.04%     2.04%          2.44%(c)
____________________________________________________________________________________________________________
============================================================================================================
Ratio of net investment income to average net assets            5.48%(b)  5.19%     4.66%          4.05%(c)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                           15%       51%       30%            21%
____________________________________________________________________________________________________________
============================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $4,890,645.
(c)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended March 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended March 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended March 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM High Income Municipal Fund and Board of Trustees of AIM Tax-Exempt Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000, and the financial highlights for each of the three years in the period then ended were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund at March 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                    /s/ ERNST & YOUNG LLP

                       May 10, 2001
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM High Income Municipal Fund (the "Fund"), a portfolio of AIM Tax-Exempt Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Tax-Exempt Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

To results of the voting on the above matters were as follows:

                                                                                     Withheld/
        Directors/Matter                                              Votes For     Abstentions
        ----------------                                              ---------     -----------
(1)*    Charles T. Bauer............................................  79,445,834     1,848,446
        Bruce L. Crockett...........................................  79.456,162     1,838,118
        Owen Daly II................................................  79,446,636     1,847,644
        Edward K. Dunn, Jr. ........................................  79,460,479     1,833,801
        Jack M. Fields..............................................  79,448,895     1,833,801
        Carl Frischling.............................................  79,460,915     1,845,385
        Robert H. Graham............................................  79,460,479     1,833,365
        Prema Mathai-Davis..........................................  79,456,098     1,838,182
        Lewis F. Pennock............................................  79,460,479     1,833,801
        Louis S. Sklar..............................................  79,435,407     1,858,873

                                                                                                      Withheld/
        Matter                                                        Votes For     Votes Against    Abstentions
        ------                                                        ---------     -------------    -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Tax-Exempt Funds,
        Inc. as a Delaware business trust...........................  61,498,975            1        19,805,304**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc. .......................................   3,879,713       29,562         1,840,451**
(4)(a)  Approval of changing the Fundamental Restriction on Issuer
        Diversification.............................................   3,862,692       36,128         1,850,906**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............   3,830,275       26,899         1,892,552**
(4)(c)  Approval of the Elimination of Fundamental Restriction on
        Purchasing Securities while Borrowings Exceed 5% of Total
        Assets......................................................   3,865,965       20,160         1,863,601**
(4)(d)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   3,830,337       29,094         1,890,295**
(4)(e)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   3,825,287       33,540         1,890,899**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   3,843,526       45,644         1,860,556**
(4)(g)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities or Commodities Futures
        Contracts...................................................   3,847,446       46,115         1,856,165**
(4)(h)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   3,847,215       40,626         1,861,885**
(4)(i)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......   3,819,452       66,968         1,863,306**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions, Short Sales of Securities and Puts,
        Calls, Straddles, Spreads or Combinations Thereof...........   3,810,500       77,209         1,862,017**
(4)(k)  Approval of the Elimination of Fundamental Restriction on
        Pledging, Mortgaging or Hypothecating Assets................   3,814,379       73,358         1,861,989**
(5)     Approval of changing the Investment Objectives of the Fund
        so that it is Non-Fundamental...............................   3,835,877       57,998         1,855,851**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   5,590,820       46,874           112,032

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds, Inc.

** Includes Broker Non-votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                            OFFICERS                            OFFICE OF THE FUND
Bruce L. Crockett                            Robert H. Graham                    11 Greenway Plaza
Director                                     Chairman and President              Suite 100
ACE Limited;                                                                     Houston, TX 77046
Formerly Director, President, and            Carol F. Relihan
Chief Executive Officer                      Senior Vice President and           INVESTMENT ADVISOR
COMSAT Corporation                           Secretary
                                                                                 A I M Advisors, Inc.
Owen Daly II                                 Gary T. Crum                        11 Greenway Plaza
Formerly, Director                           Senior Vice President               Suite 100
Cortland Trust, Inc.                                                             Houston, TX 77046
                                             Dana R. Sutton
Albert R. Dowden                             Vice President and Treasurer        TRANSFER AGENT
Chairman of the Board of Directors,
Cortland Trust, Inc. and DHJ Media,          Melville B. Cox                     A I M Fund Services, Inc.
Inc.; and Director, Magellan                 Vice President                      P.O. Box 4739
Insurance Company                                                                Houston, TX 77210-4739
                                             Karen Dunn Kelley
Edward K. Dunn Jr.                           Vice President                      CUSTODIAN
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman, President            Mary J. Benson                      The Bank of New York
and Chief Operating Officer,                 Assistant Vice President and        90 Washington Street, 11th Floor
Mercantile-Safe Deposit & Trust Co.;         Assistant Treasurer                 New York, NY 10286
and President, Mercantile Bankshares
                                             Sheri Steward Morris                COUNSEL TO THE FUND
Jack M. Fields                               Assistant Vice President and
Chief Executive Officer                      Assistant Treasurer                 Ballard Spahr
Twenty First Century Group, Inc.;                                                Andrews & Ingersoll, LLP
Formerly Member of the U.S. House of         Juan E. Cabrera                     1735 Market Street
Representatives                              Assistant Secretary                 Philadelphia, PA 19103

Carl Frischling                              Jim Coppedge                        COUNSEL TO THE TRUSTEES
Partner                                      Assistant Secretary
Kramer, Levin, Naftalis & Frankel LLP                                            Kramer, Levin, Naftalis & Frankel LLP
                                             Renee A. Friedli                    919 Third Avenue
Robert H. Graham                             Assistant Secretary                 New York, NY 10022
Director, President and Chief Executive
Officer A I M Management Group Inc.          P. Michelle Grace                   DISTRIBUTOR
                                             Assistant Secretary
Prema Mathai-Davis                                                               A I M Distributors, Inc.
Member, Visiting Committee,                  John H. Lively                      11 Greenway Plaza
Harvard University Graduate                  Assistant Secretary                 Suite 100
School of Education, New School                                                  Houston, TX 77046
University; Formerly, Chief Executive        Nancy L. Martin
Officer, YWCA of the U.S.A.                  Assistant Secretary                 AUDITORS

Lewis F. Pennock                             Ofelia M. Mayo                      Ernst & Young LLP
Partner, Pennock & Cooper                    Assistant Secretary                 1221 McKinney
                                                                                 Houston, TX 77010
Louis S. Sklar                               Lisa A. Moss
Executive Vice President,                    Assistant Secretary
Development and Operations,
Hines Interests                              Kathleen J. Pflueger
Limited Partnership                          Assistant Secretary

                                             Stephen R. Rimes
                                             Assistant Secretary

                                             Timothy D. Yang
                                             Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2001.

AIM High Income Municipal Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.5580, $0.4824 and $0.4824 per share, respectively during its tax year ended March 31, 2001. Of this amount, 99.77% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
        MORE AGGRESSIVE                             MORE AGGRESSIVE                  1976 and managed approximately $154 billion
                                                                                     in assets for nine million shareholders,
AIM Small Cap Opportunities(1)       AIM Latin American Growth                       including individual investors, corporate
AIM Mid Cap Opportunities(2)         AIM Developing Markets                          clients and financial institutions, as of
AIM Large Cap Opportunities(3)       AIM European Small Company                      March 31, 2001.
AIM Emerging Growth                  AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth(4)              AIM Japan Growth                                Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM International Emerging Growth               AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                   AIM European Development                        complex in the United States in assets under
AIM Small Cap Equity                 AIM Euroland Growth                             management, according to Strategic Insight,
AIM Capital Development              AIM Global Aggressive Growth                    an independent mutual fund monitor.
AIM Constellation                    AIM International Equity                           AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends          AIM Advisor International Value                 the world's largest independent financial
AIM Select Growth                    AIM Worldwide Spectrum                          services companies with $370 billion in
AIM Large Cap Growth                 AIM Global Trends                               assets under management as of March 31,
AIM Weingarten                       AIM Global Growth                               2001.
AIM Mid Cap Equity
AIM Value II                                       MORE CONSERVATIVE
AIM Charter
AIM Value                                         SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                     MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                         AIM New Technology
AIM Advisor Flex                     AIM Global Telecommunications and Technology
                                     AIM Global Infrastructure
       MORE CONSERVATIVE             AIM Global Resources
                                     AIM Global Financial Services
                                     AIM Global Health Care
                                     AIM Global Consumer Products and Services
                                     AIM Advisor Real Estate
                                     AIM Global Utilities

                                                   MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM Strategic Income                 AIM High Income Municipal
AIM High Yield II                    AIM Tax-Exempt Bond of Connecticut
AIM High Yield                       AIM Municipal Bond
AIM Income                           AIM Tax-Free Intermediate
AIM Global Income                    AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund is closed to new investors.
(2) AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large
Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small
Cap Growth Fund is closed to new investors.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR AWARDS LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                HIM-AR-1